UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  February 10, 2005
(Date of earliest event reported)



                   Greenwich Capital Commercial Funding Corp.
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             (Exact name of registrant as specified in its charter)


            Delaware                   333-108801                 06-1565524
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 (State or other jurisdiction     (Commission File No.)         (IRS Employer
 of incorporation)                                           Identification No.)


                600 Steamboat Road, Greenwich, Connecticut          06830
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                 (Address of principal executive offices)         (Zip Code)


Registrant's Telephone Number, including area code  (203) 625-2700
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            -------------

            Attached as Exhibit 99.1 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Greenwich Capital Commercial Funding Corp., as depositor, Commercial Mortgage Trust 2005-GG3, Commercial Mortgage Pass-Through Certificates, Series 2005-GG3. On February 10, 2005, Greenwich Capital Commercial Funding Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 10, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as Master Servicer, GMAC Commercial Mortgage Corporation, as Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent of the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2005-GG3, Commercial Mortgage Pass-Through Certificates, Series 2005-GG3 issued in twenty-five classes. The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-J, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated January 12, 2005, as supplemented by the Prospectus Supplement dated January 26, 2005.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.




ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------
           99.1                                       Pooling and Servicing
                                                      Agreement


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL COMMERCIAL
                                      FUNDING CORP.

Date: February 24, 2005

                                   By:    /s/ Andrew Snow
                                       -----------------------------------------
                                       Name:  Andrew Snow
                                       Title: Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
      Exhibit No.                    Description                  Electronic (E)
      -----------                    -----------                  --------------

           99.1              Pooling and Servicing Agreement          E